                                                                    EXHIBIT 10.1



                             ----------------------

                              Autobytel.Europe LLC

                           ---------------------------

                           SECOND AMENDED AND RESTATED

                               OPERATING AGREEMENT

                             ----------------------





                           Dated as of March 28, 2002


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                               TABLE OF CONTENTS



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I.       DEFINITIONS.............................................................................................2

         1.1      "ABT"..........................................................................................2

         1.2      "ABT Contribution".............................................................................2

         1.3      "Act"..........................................................................................2

         1.4      "Adjusted Capital Account Deficit".............................................................2

         1.5      "Affiliate"....................................................................................2

         1.6      "Agreement"....................................................................................2

         1.7      "Acquisition" shall have the meaning set forth in Section 7.13.................................2

         1.8      "Acquisition Notice" shall have the meaning set forth in Section 7.13..........................2

         1.9      "Assets".......................................................................................3

         1.10     "Authorized Person"............................................................................3

         1.11     "Business".....................................................................................3

         1.12     "Business Day".................................................................................3

         1.13     "Capital Account"..............................................................................3

         1.14     "Capital Contribution".........................................................................3

         1.15     "Certificate"..................................................................................3

         1.16     "Code".........................................................................................3

         1.17     "Company"......................................................................................3

         1.18     "Expiration Date"..............................................................................3

         1.19     "Fair Market Value"............................................................................4

         1.20     "Fiscal Year"..................................................................................4

         1.21     "Interest".....................................................................................4

         1.22     "IPO"..........................................................................................4

         1.23     "License Agreement"............................................................................4

         1.24     "Majority in Interest".........................................................................4

         1.25     "Members"......................................................................................4

         1.26     "Member Nonrecourse Debt"......................................................................4

         1.27     "Member Nonrecourse Debt Minimum Gain".........................................................4

         1.28     "Member Nonrecourse Deductions"................................................................5

         1.29     "Minority Protected Member"....................................................................5
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         1.30     "NASDAQ".......................................................................................5

         1.31     "NOC"..........................................................................................5

         1.32     "Non-ABT Voting Interests".....................................................................5

         1.33     "Ownership Percentage".........................................................................5

         1.34     "Person".......................................................................................5

         1.35     "Pon"..........................................................................................5

         1.36     "Profit or Loss"...............................................................................5

         1.37     "Related Party"................................................................................6

         1.38     "Securities Act"...............................................................................6

         1.39     "Subsidiary"...................................................................................6

         1.40     "Tax Matters Partner"..........................................................................6

         1.41     "Treasury Regulations".........................................................................6

         1.42     "Voting Interest"..............................................................................6

         1.43     "Voting Percentage"............................................................................6

II.      THE COMPANY.............................................................................................7

         2.1       Formation of the Company......................................................................7

         2.2       Company Name and Office.......................................................................7

         2.3       Purposes of the Company.......................................................................7

         2.4       Term of the Company...........................................................................7

         2.5       Title to Property.............................................................................7

III.     CAPITAL CONTRIBUTIONS...................................................................................7

         3.1       Initial Capital Contribution..................................................................7

         3.2       No Further Contributions or Loans.............................................................7

         3.3       Dilution......................................................................................8

IV.      VOTING AGREEMENT........................................................................................8

         4.1       Board of Managers of the Company..............................................................8

         4.2       Member Voting................................................................................10

         4.3       Vacancies/Removals...........................................................................10

         4.4       No Voting or Conflicting Agreements..........................................................11
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         4.5      Actions Consistent with Agreement.............................................................11

         4.6      Amendments to Organizational Documents........................................................11

         4.7      Expiration of Rights..........................................................................11

V.       MANAGEMENT AND OPERATIONS OF THE COMPANY...............................................................11

         5.1      Management Generally..........................................................................11

         5.2      Meetings of the Board of Managers.............................................................11

         5.3      Powers of the Board of Managers...............................................................12

         5.4      Duties and Obligations of the Board of Managers...............................................13

         5.5      No Compensation for the Board of Managers.....................................................13

         5.6      Reimbursement of Expenses.....................................................................13

         5.7      Officers......................................................................................13

VI.      POWERS AND WARRANTIES OF THE MEMBERS; ADMISSION OF NEW MEMBERS.........................................14

         6.1      Powers of the Members.........................................................................14

         6.2      Meetings of Members...........................................................................14

         6.3      Examination of Company Records................................................................14

         6.4      Admission of New Members......................................................................14

VII.     RIGHTS AND RESTRICTIONS ON TRANSFERS BY THE MEMBERS....................................................15

         7.1      Restrictions on Transfers Generally...........................................................15

         7.2      Right of First Offer..........................................................................15

         7.3      Tag Along Right...............................................................................16

         7.4      Drag Along Right..............................................................................16

         7.5      Transfers to Affiliates.......................................................................17

         7.6      ABT Option....................................................................................17

         7.7      Transferees Subject to Agreement..............................................................18

         7.8      Exchange Rights...............................................................................18

         7.9      Participation Rights..........................................................................18

         7.10     Preemptive Rights.............................................................................19

         7.11     Expiration of Rights and Restrictions.........................................................20
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         7.12     ABT Ownership.................................................................................20

         7.13     Liquidation Right Following Acquisition.......................................................20

VIII.    CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS......................................................20

         8.1      Member Representation.........................................................................20

         8.2      Company Representation........................................................................23

         8.3      Non-Solicitation; Non-Hire....................................................................24

         8.4      Disclosure of Member Identity.................................................................24

         8.5      Annual Budget.................................................................................24

         8.6      Reserved......................................................................................24

         8.7      Insurance.....................................................................................24

         8.8      Reserved......................................................................................24

         8.9      Annual Budget.................................................................................24

         8.10     Related Party Transactions....................................................................25

         8.11     Delivery of Financial Statements..............................................................25

IX.      DISTRIBUTIONS..........................................................................................25

         9.1      Distributions.................................................................................25

         9.2      Establishment of Reserves.....................................................................25

         9.3      Liquidating Distributions.....................................................................26

X.       MAINTENANCE OF CAPITAL ACCOUNTS; ALLOCATIONS...........................................................26

         10.1     Allocations of Profit or Loss.................................................................26

         10.2     Tax Allocations; Certain Book/Tax Differences.................................................26

         10.3     Special Allocations...........................................................................27

         10.4     Allocations Upon Transfer of Interests in the Company.........................................28

XI.      ACCOUNTING PROCEDURE; TAX MATTERS......................................................................28

         11.1     Fiscal Year...................................................................................28

         11.2     Books of Account..............................................................................28

         11.3     Preparation and Filing of Income Tax Returns and Other Writings...............................29

         11.4     Controversies with the Internal Revenue Service...............................................29
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XII.     LIMITATIONS ON LIABILITIES; INDEMNIFICATION; RIGHT TO CONDUCT OTHER BUSINESS...........................29

         12.1     Liability of Members..........................................................................29

         12.2     Indemnification...............................................................................30

         12.3     Right to Conduct Other Business...............................................................30

XIII.    POWER OF ATTORNEY......................................................................................30

         13.1     Authority to Execute Documents................................................................30

         13.2     Survival of Power.............................................................................31

XIV.     AMENDMENT AND DISSOLUTION..............................................................................31

         14.1     Amendment.....................................................................................31

         14.2     Dissolution...................................................................................31

         14.3     Distributions Upon Dissolution................................................................32

         14.4     No Obligation to Restore Deficit Capital Accounts.............................................33

XV.      MISCELLANEOUS..........................................................................................34

         15.1     Injunctive Relief.............................................................................34

         15.2     Further Assurances............................................................................34

         15.3     Governing Law; Dispute Resolution.............................................................34

         15.4     Entire Agreement..............................................................................35

         15.5     Binding Effect................................................................................35

         15.6     Invalidity of Provision.......................................................................35

         15.7     Notices.......................................................................................35

         15.8     Headings......................................................................................35

         15.9     Gender and Number.............................................................................35

         15.10    Counterparts and Execution....................................................................35

         15.11    Consents and Waivers..........................................................................35

         15.12    Rights and Remedies Cumulative................................................................36

         15.13    Waiver of Right to Partition..................................................................36
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Schedule A            Capital Contribution and Ownership Percentages ........................................S-1

Exhibit 1             Intercompany Software License Agreement ...............................................E-1
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                                      -vi-

                              ---------------------

                           SECOND AMENDED AND RESTATED

                               OPERATING AGREEMENT

                              ---------------------


                  This SECOND AMENDED AND RESTATED OPERATING AGREEMENT (this "AGREEMENT") is dated as of March 28, 2002 by and among Autobytel.Europe LLC, a Delaware limited liability company (the "COMPANY"), Autobytel Inc. (formerly autobytel.com inc.), a Delaware corporation ("ABT"), Pon Holdings B.V., a Netherlands corporation ("PON"), and any other Person who shall execute this Agreement or a counterpart thereof and become a Member (as defined below) on or after the date hereof.

RECITALS

                  WHEREAS, on or about August 28, 1997, a Certificate of Formation was filed for the Company with the office of the Secretary of State of the State of Delaware under the name Auto-By-Tel International LLC.

                  WHEREAS, on or about March 8, 1999, the name of the Company was changed to Autobytel.Europe LLC by filing with the Secretary of State of the State of Delaware an amendment to the Certificate of Formation.

                  WHEREAS, on January 6, 2000, the Company and the Persons that were Members on that date entered into an Amended and Restated Operating Agreement, which agreement was amended by the First Amendment to Amended and Restated Operating Agreement dated January 27, 2000 and the Second Amendment to Amended and Restated Operating Agreement dated April 6, 2000 (collectively, the "PRIOR AGREEMENT"), pursuant to which the parties thereto set forth their agreements with respect to the management of the Company, as well as certain other matters.

                  WHEREAS, pursuant to, and in accordance with, Section 14.1 of the Prior Agreement, the parties hereto desire to amend and restate the Prior Agreement in its entirety, such that upon execution of this Agreement, the Prior Agreement shall be of no force and effect and shall be superceded in its entirety by this Agreement.

                  NOW, THEREFORE, in consideration of the mutual premises, agreements and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree to amend and restate the Prior Agreement in its entirety as follows:

                               TERMS OF AGREEMENT

                                 I. DEFINITIONS

                  The following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings, such meanings to be equally applicable to the singular and plural forms thereof:

                  1.1 "ABT" shall mean Autobytel Inc. (formerly autobytel.com inc.), a Delaware corporation.

                  1.2 "ABT CONTRIBUTION" shall have the meaning ascribed to such term in footnote 1 to Schedule A.

                  1.3 "ACT" shall mean the Limited Liability Company Act, Delaware Code Annotated, Title 6, Sections 18-101 et seq., as from time to time amended.

                  1.4 "ADJUSTED CAPITAL ACCOUNT DEFICIT" shall mean, with respect to any Member for any Fiscal Year, the deficit balance, if any, in such Member's Capital Account as of the end of such Fiscal Year after giving effect to the following adjustments: (a) crediting to such Capital Account any amounts that such Member is obligated to restore as described in the penultimate sentences of Treasury Regulation Sections 1.704-2(g)(1) and 1.704-2(i)(5) and
(b) debiting to such Capital Account the items described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6). The foregoing definition of "Adjusted Capital Account Deficit" is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                  1.5 "AFFILIATE" shall mean, with respect to any Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of (i) the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and (ii) more than fifty percent (50%) of the equity interest entitled to vote for the election of directors or equivalent governing body; it being understood that Pon shall be deemed an Affiliate of any NOC or licensee in which it owns an interest, whether directly or indirectly.

                  1.6 "AGREEMENT" shall have the meaning ascribed to such term in the preamble hereto.

                  1.7 "ACQUISITION" shall have the meaning set forth in SECTION 7.13.

                  1.8 "ACQUISITION NOTICE" shall have the meaning set forth in
SECTION 7.13.

                  1.9 "ASSETS" shall mean any real, personal or other property, whether tangible or intangible, acquired or owned by the Company at any time.

                  1.10 "AUTHORIZED PERSON" shall mean and refer to an authorized agent of the Members, who is authorized under this Agreement to form the Company under and pursuant to the Act by filing the Certificate on behalf of the Members and to be an "authorized person" within the meaning of the Act, with the authority upon approval by the managers to execute, deliver and file any certificates (and amendments and restatements thereof) with the Delaware Secretary of State.

                  1.11 "BUSINESS" shall mean any electronic commerce relating to any automotive-related product or service including, without limitation, the sale or lease of any new or used vehicle, any related financing, insurance or warranty product or service, and any after-market product or service.

                  1.12 "BUSINESS DAY" shall mean any day except Saturday, Sunday or other day on which commercial banks located in California are authorized by law to be closed for business.

                  1.13 "CAPITAL ACCOUNT" shall mean, with respect to each Member, the account established for such Member on the books of the Company which shall be (a) increased by (i) the total amount of money and Fair Market Value of property contributed to the Company by such Member, and (ii) the amount of Company income and gain attributable to and allocated to such Member pursuant to this Agreement, and (b) decreased by (i) the amount of cash and the Fair Market Value of property distributed by the Company to such Member (net of any liability secured by such property that the Member is considered to assume or take subject to pursuant to Section 752 of the Code) pursuant to ARTICLES IX and XIV hereof, and (ii) the amount of Company losses and deductions allocated to such Member pursuant to this Agreement. Each Member's Capital Account shall be maintained and adjusted in accordance with Treasury Regulation Sections 1.704-1(b) and 1.704-2.

                  1.14 "CAPITAL CONTRIBUTION" shall mean, with respect to any Member, a contribution to the capital (whether in cash or otherwise) of the Company made by such Member.

                  1.15 "CERTIFICATE" shall mean that certain Certificate of Formation of the Company filed with the Office of the Secretary of State of the State of Delaware, as the same may be amended from time to time.

                  1.16 "CODE" shall mean the Internal Revenue Code of 1986, as amended, or any corresponding provision of any succeeding law.

                  1.17 "COMPANY" shall have the meaning ascribed to such term in the recitals hereto.

                  1.18 "EXPIRATION DATE" shall mean the first to occur of (i) the effective date of an IPO or (ii) the effective date of any transaction, which when aggregated with all other transactions, results in a sale, exchange or other transfer of more than fifty percent (50%) of the Voting Percentages or Ownership Percentages in the Company for shares or other interests in a publicly-traded entity that is not an Affiliate of any Member.

                  1.19 "FAIR MARKET VALUE" shall mean the commercially reasonable value as determined by the board of managers, unless, at the time of such determination, the determination of fair market value concerns a transaction between (a) the Company and one or more Members holding a majority of the Voting Percentages, in which case, the determination by the board of managers shall be confirmed by independent appraisal performed by an investment banking firm with international expertise and reputation selected by ABT and consented to by the Members holding at least fifty percent (50%) of the total Non-ABT Voting Interests, which consent shall not be unreasonably withheld, or
(b) two or more Members, in which case the Fair Market Value shall be determined by independent appraisal performed by an investment banking firm mutually selected by such Members.

                  1.20 "FISCAL YEAR" shall mean the twelve (12) month period ending December 31.

                  1.21 "INTEREST" shall mean a Member's entire interest in the Company, including, but not limited to, its Voting Interest and Ownership Percentage.

                  1.22 "IPO" shall mean a public offering, which when aggregated with all prior public offerings, constitutes an offering registered under the Securities Act or other foreign securities laws of more than twenty percent (20%) of the Voting Interests or Ownership Percentages of the Company, excluding any registration of securities offered pursuant to any employee benefit plan.

                  1.23 "LICENSE AGREEMENT" shall have the meaning set forth in SCHEDULE A hereof.

                  1.24 "MAJORITY IN INTEREST" shall mean any Member or group of Members holding an aggregate of more than fifty percent (50%) of the total Voting Interests of the Company.

                  1.25 "MEMBERS" shall mean Pon, ABT and each Person hereafter admitted to the Company as a Member as provided in this Agreement.

                  1.26 "MEMBER NONRECOURSE DEBT" shall have the meaning set forth in Treasury Regulation Section 1.704-2(b)(4).

                  1.27 "MEMBER NONRECOURSE DEBT MINIMUM GAIN" shall mean an amount, with respect to each Member Nonrecourse Debt, equal to Company Minimum Gain that would result if such Member Nonrecourse Debt were treated as a nonrecourse liability, determined in accordance with Treasury Regulation Section 1.704-2(i)(3).

                  1.28 "MEMBER NONRECOURSE DEDUCTIONS" shall have the meaning set forth in Treasury Regulation Section 1.704-2(i).

                  1.29 "MINORITY PROTECTED MEMBER" shall have the meaning set forth in SECTION 4.1(d).

                  1.30 "NASDAQ" shall mean the Nasdaq National Market System.

                  1.31 "NOC" shall mean any business operating in Europe which licenses or sublicenses ABT's brand name, other than the Company.

                  1.32 "NON-ABT VOTING INTERESTS" shall mean, at any given time, those Voting Interests owned or controlled by Persons other than ABT or its Affiliates.

                  1.33 "OWNERSHIP PERCENTAGE" shall mean, as to each Member, such Member's allocable share of all income, gains, losses, deductions and credits of the Company as set forth on SCHEDULE A hereto, as may be amended from time to time hereafter.

                  1.34 "PERSON" shall mean and include an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a trust or estate, a government or any department or agency thereof, or any other entity or governmental body.

                  1.35 "PON" shall mean Pon Holdings B.V., a Netherlands corporation.

                  1.36 "PROFIT OR LOSS" shall mean, for each Fiscal Year or portion thereof, an amount equal to the Company's taxable income or loss for such Fiscal Year or portion thereof, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss, deduction or credit required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss) with the following adjustments:

                            (a) any income of the Company that is attributable
to an Asset and is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" or "Losses" shall be added to such taxable income or loss;

                            (b) any expenditures of the Company that are
described in Section 705(a)(2)(B) of the Code or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulation Section
1.704-1(b)(2)(iv)(i), and not otherwise taken into account computing Profits or Losses pursuant to this definition of "Profits" or "Losses," shall be subtracted from such taxable income or loss;

                            (c) gain or loss resulting from any disposition of
an Asset with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the accounting book basis of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its accounting book basis;

                            (d) any increase or decrease to Assets as a result
of any adjustment to the accounting book basis of Company assets pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(f) shall be added to or subtracted from, as the case may be, such taxable income or loss;

                            (e) in lieu of the depreciation, amortization, and
other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account depreciation for such Fiscal Year or portion thereof, computed in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(g), if applicable; and

                            (f) any items specially allocated pursuant to
Sections 10.2(b) and 10.3 hereof shall not be considered in determining Profit or Loss.

If such Profit or Loss as calculated hereby is a positive number, it shall sometimes be referred to herein as "Profit," and if such Profit or Loss as calculated hereby is a negative number, it shall sometimes be referred to herein as "Loss."

                  1.37 "RELATED PARTY" shall mean, with respect to a Person, (a) any Affiliate or ten percent (10%) or more equity holder of such Person or (b) any Affiliate or ten percent (10%) or more equity holder of the Person described in clause (a) above; provided, however, that if the Person described in clause
(a) above is a publicly held company, any shareholder or equityholder of such company owning less than fifteen percent (15%) of all outstanding shares or ownership interests shall not be considered a "Related Party"; provided, further, that the Company and any wholly-owned subsidiary of the Company shall not be considered to be "Related Parties" with respect to each other.

                  1.38 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  1.39 "SUBSIDIARY" (including when used in the lower case form) of a Person shall mean any corporation, partnership, limited liability company, joint venture, or other entity in which at least fifty percent (50%) of the outstanding voting power of such entity is owned, directly or indirectly, by such Person.

                  1.40 "TAX MATTERS PARTNER" shall have the meaning ascribed to such term in SECTION 11.4 hereof.

                  1.41 "TREASURY REGULATIONS" shall mean the income tax regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  1.42 "VOTING INTEREST" shall mean the voting interest of a Member to vote on matters with respect to the Company.

                  1.43 "VOTING PERCENTAGE" with respect to a Member shall mean the percentage of the total Voting Interests of the Company held by such Member. The Voting Percentage of each Member is set forth on SCHEDULE A.

                                 II. THE COMPANY

                  2.1 FORMATION OF THE COMPANY. ABT, as the initial Member, authorized the Authorized Person to act as organizer and to form the Company under and pursuant to the Act by filing the Certificate on behalf of the Members. This Agreement is subject to, and governed by, the Act and the Certificate. In the event of a direct conflict between the provisions of this Agreement and either the mandatory provisions of the Act or the Certificate, such mandatory provisions of the Act or the Certificate (as the case may be) will be controlling.

                  2.2 COMPANY NAME AND OFFICE. The name of the Company shall be "Autobytel.Europe LLC." The Company shall maintain a registered office in Delaware, and the name and address of the Company's registered agent in Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801. Such office and such agent may be changed from time to time by the board of managers. If the registered agent is changed, the Certificate shall be amended to reflect such change. The principal office of the Company is currently located at 18872 MacArthur Boulevard, Irvine, California 92612, but may be relocated to a different address by the board of managers. The Company may maintain such additional offices as may be designated from time to time by the board of managers for the purpose of carrying out the business of the Company.

                  2.3 PURPOSES OF THE COMPANY. The purpose of the Company shall be to engage in all lawful activities (including, without limitation, entering into, exercising the rights and enjoying the benefits of the Company under, and discharging the obligations of the Company under, all lawful contracts, agreements and documents) that may be necessary, appropriate, advisable or convenient to the Company.

                  2.4 TERM OF THE COMPANY. The term of the Company commenced on the date of the filing of the Certificate as required by Section 18-201 of the Act and shall continue in existence until the dissolution (and subsequent termination of the Company after the winding up of its affairs) as provided in this Agreement.

                  2.5 TITLE TO PROPERTY. Legal title to all Assets of the Company shall be taken and at all times held in the name of the Company or any subsidiary thereof.


                           III. CAPITAL CONTRIBUTIONS

                  3.1 INITIAL CAPITAL CONTRIBUTION. Prior to the date hereof, each Member has contributed or cause to be contributed to the Company the assets specified on SCHEDULE A. No interest shall be paid by the Company on any Capital Contribution. No Member shall be entitled to withdraw from the Company, or demand the return of any part of its Capital Contribution or any balance in its Capital Account, or to receive any distribution, except in accordance with the terms of this Agreement.

                  3.2 NO FURTHER CONTRIBUTIONS OR LOANS. The liability of the Members to the Company, in their capacity as Members, is limited to their Capital Contributions made to the

Company. The Capital Contributions set forth on SCHEDULE A constitute the only funds that the Members are required to furnish to the Company, whether by way of contribution of capital, loan, or otherwise. Unless agreed to by a Majority in Interest, the Members may not make any additional Capital Contributions to the Company.

                  3.3 DILUTION. The Interests of each Member is set forth on SCHEDULE A hereto. Upon (i) the admission of a new Member to the Company, or
(ii) the making of additional Capital Contributions to the Company by an existing Member, the Interests set forth on SCHEDULE A hereto shall be adjusted to reflect any decrease or increase thereto caused by such events.


                              IV. VOTING AGREEMENT

                  4.1 BOARD OF MANAGERS OF THE COMPANY.

                            (a) Subject to SECTION 4.1(a)(iii) hereof, prior to
the Expiration Date the board of managers of the Company shall be comprised of five (5) members and shall be constituted as set forth in this SECTION 4.1(a) (and, to the extent practicable, the Company shall cause the boards of directors, boards of managers, and similar governing bodies of any subsidiary of the Company to be similarly constituted):

                                (i) So long as ABT (including its Affiliates)
holds less than a Majority in Interest, (a) ABT shall appoint that number of persons to the board of managers equal to one (1) less than a majority and (b) Pon shall appoint that number of persons to the board of managers equal to a majority.

                                (ii) So long as ABT (including its Affiliates)
holds more than a Majority in Interest, (a) ABT shall appoint that number of persons to the board of managers equal to one (1) more than a majority and (b) Pon shall appoint the remaining members.

                                (iii) Notwithstanding and other provision of
this SECTION 4.1(a), by the unanimous vote of the managers, the board of managers may increase the number of managers on the board.

                            (b) The presence, in person or by proxy, of a
majority of the managers shall constitute a quorum for the transaction of business by the board of managers. At a meeting of the managers in which a quorum is present, subject to SECTION 4.1(d), the affirmative vote of a majority of the managers present at the meeting, in person or by proxy, shall constitute a valid decision of the board of managers.

                            (c) Reserved.

                            (d) For so long as ABT or Pon, respectively, owns
Voting Interests (including any rights or options to purchase or acquire Voting Interests) representing twenty-five percent (25%) or more of the Voting Percentage of the Company, but less than a Majority in Interest (the "MINORITY PROTECTED MEMBER"), then the consent of the Managers appointed by the Minority Protected Member shall be required for the Company or any subsidiary thereof to approve or otherwise take any of the following actions:

                                (i) appointing or removing any manager (or
director with respect to any subsidiary, as applicable) or board committee member designated, or entitled to be designated, by the Minority Protected Member;

                                (ii) declaring or paying any dividends or
distributions;

                                (iii) modifying this Agreement or any other
organizational document with respect to the Company, or any of the constituent documents of a subsidiary;

                                (iv) approving, ratifying, or otherwise
consenting to the Company's or any subsidiary's business plan or any material amendment, supplement, or modification thereto or renewal thereof;

                                (v) effecting any merger, consolidation,
corporate reorganization or other fundamental business change;

                                (vi) selling, transferring, encumbering, or
otherwise disposing of twenty percent (20%) or more of the Assets of the Company or any subsidiary in one transaction or a series of related transactions;

                                (vii) entering into, waiving, or modifying any
agreement (other than this Agreement) among the Company and its Interest holders or between the Company and any Affiliate of an Interest holder (other than a subsidiary of the Company) in any material respect;

                                (viii) redeeming or repurchasing any Interest or
portion thereof, other than on any pro rata basis, or repurchasing or repaying any indebtedness of the Company or any of its subsidiaries prior to its stated maturity in excess of twenty percent (20%) of the principal amount thereof;

                                (ix) approving, ratifying, or otherwise
consenting to the Company's annual operating budget, or any amendment, supplement, modification thereto in excess of twenty percent (20%) of any expenditure contained therein;

                                (x) assuming, guarantying or otherwise becoming
liable for any debt of any kind, other than trade debt incurred in the ordinary course of business or other debt in an aggregate amount outstanding at any time not in excess of twenty percent (20%) of the amount budgeted therefor in the Company's annual budget;

                                (xi) entering into, or otherwise becoming liable
under, any off-balance sheet financing transaction in an amount, for any transaction or series of related transaction, in excess of twenty percent (20%) of the amount budgeted therefor in the Company's annual budget;

                                (xii) adopting any employee stock purchase or
stock option plan, or issuing any Interest in the Company pursuant to such plan;

                                (xiii) entering into, waiving, or modifying any
license agreement between the Company and a NOC;

                                (xiv) registering or offering the Company's or
any subsidiary's securities for public sale;

                                (xv) issuing or granting any Interests or rights
or options to purchase or acquire Interests; and

                                (xvi) a material change to, or the Company's
termination of, the License Agreement.

                            (e) Notwithstanding SECTION 4.1(d), any action by
the board of managers concerning the enforcement of a contract between the Company or any subsidiary thereof and ABT shall be decided by a vote of a majority of the non-ABT appointed managers.

                  4.2 MEMBER VOTING.

                            (a) The presence, in person or by proxy, of a
Majority in Interest shall constitute a quorum for the transaction of business by the Members. Except as otherwise stated in this Agreement, the affirmative vote or written consent of a Majority in Interest shall constitute a valid decision of the Members.

                            (b) Notwithstanding any other provision of this
Agreement, to the extent applicable law requires the Members to approve any of the actions set forth in SECTION 4.1(d), then such actions shall be deemed to be approved by the Members only with the prior written approval of (i) a Majority in Interest and (ii) the Minority Protected Member.

                            (c) Notwithstanding any other provision of this
Agreement, for so long as ABT owns any Interests, any action to approve or otherwise take any action to declare bankruptcy, enter into suspension of payments, or to dissolve, voluntarily liquidate, or voluntarily wind-up the Company or any subsidiary thereof shall be approved by ABT.

                  4.3 VACANCIES/REMOVALS. Each Member shall have the right to remove from the board of managers of the Company, with or without cause, any person or persons appointed solely by such Member as a manager.

                  4.4 NO VOTING OR CONFLICTING AGREEMENTS. Each Member agrees that it will not, and will not permit any Affiliate to, grant any proxy or enter into or agree to be bound by any voting trust with respect to its Voting Interests or to enter into any member agreements or arrangements of any kind with any Person with respect to its Voting Interests in any such case in a manner that is inconsistent with the provisions of this Agreement.

                  4.5 ACTIONS CONSISTENT WITH AGREEMENT. The managers and Members shall not take any action inconsistent with the provisions of this Agreement.

                  4.6 AMENDMENTS TO ORGANIZATIONAL DOCUMENTS. Except for those rights reserved in SECTIONS 4.1(d)(iii), and 4.2 hereof, each Member agrees to vote its entire Voting Interest in favor of amending or changing this Agreement or the Certificate as may be required, in the opinion of the board of managers, to consummate an initial public offering.

                  4.7 EXPIRATION OF RIGHTS. On and after the Expiration Date, SECTIONS 4.1(a) and (d), 4.4 and 4.6 shall expire and be of no further force and effect.


                   V. MANAGEMENT AND OPERATIONS OF THE COMPANY

                  5.1 MANAGEMENT GENERALLY. Subject to the provisions of this Agreement and the Act, the business and affairs of the Company shall be managed under the sole direction of the board of managers. All powers of the Company may be exercised by the board of managers, except as conferred on or reserved to the Members by the Act or this Agreement. The board of managers shall not, except by a vote of Majority in Interest but subject to SECTION 4.1(d) and SECTION 4.2, take any action on behalf of or in the name of the Company or enter into any commitment or obligation binding upon the Company, except for actions authorized under or within the scope of the authority granted to the board of managers pursuant to this Agreement and the Act.

                  5.2 MEETINGS OF THE BOARD OF MANAGERS. Meetings of the board of managers shall be held quarterly or at such other time as the board of managers may determine by vote of a majority of the managers. Meetings shall be held at the principal place of business of the Company or at such other place as may be designated in the notice or waivers of notice of such meeting as determined by the board of managers. Notice of any meeting of the board of managers shall be given no fewer than ten (10) Business Days and no more than twenty (20) Business Days prior to the date of the meeting. The attendance of a manager at any meeting shall constitute a waiver of notice of such meeting, except where a manager attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Unless specifically prohibited by the Certificate or the Act, subject to SECTION 4.1(d), any action required to be taken at a meeting of the board of managers, or any other action which may be taken at a meeting of the board of managers, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by (i) the managers having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting if five (5) days prior written notice of action to be taken by written consent was delivered to all members of the board of managers or (ii) by all members of the board of managers. Subject to SECTION 4.1(d), any such consent signed by the managers having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting shall have the same effect as if such action had been taken at a duly called meeting of the managers and may be stated as such in any document filed with the Secretary of State of the State of Delaware or with anyone else. Any manager may participate in and act at any meeting through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear and speak with each other.

                  5.3 POWERS OF THE BOARD OF MANAGERS. Without in any way limiting the generality of the foregoing, but subject to the express provisions of this Agreement, the board of managers shall have, on behalf of the Company, all rights and powers that may be possessed by a manager under the Act, to the extent granted by this Agreement, to manage and administer the Company in accordance with the terms of this Agreement and to perform all acts which it may, in its sole discretion, deem necessary or desirable, including, but not limited to, the power to:

                            (a) Carry out all of the transactions contemplated
hereunder.

                            (b) Perform all acts, exercise all rights, and make
all decisions for and on behalf of the Company required or permitted to be taken by the Company.

                            (c) Acquire, manage and dispose of any and all
property, real or personal, whether tangible or intangible, on behalf of the Company, including through foreclosure or otherwise.

                            (d) Borrow money on behalf of the Company from any
Person (including, without limitation, from any Member or any Affiliate of any Member) or cause the Company to lend money to any Person (including, without limitation, to any Member or any Affiliate of any Member), and sell, assign, exchange, transfer, pledge, grant a security interest in, or otherwise encumber or dispose of, any and all of the Assets of any nature whatsoever.

                            (e) Compromise, arbitrate or otherwise adjust claims
in favor of or against the Company and initiate, prosecute and defend any litigation relating to any Company business.

                            (f) Employ, engage, or subcontract with attorneys,
accountants, bookkeepers, underwriters, escrow agents, depositories, agents for collection, banks, builders, and any other service provider as the board of managers may determine to be appropriate, and to terminate the services of any such entities, all at such time or times as the board of managers may determine.

                            (g) Negotiate, execute, deliver and perform any and
all contracts and other documents on behalf of the Company, including, but not limited to, promissory notes, security agreements, contracts of purchase and sale, deeds and assignments, and to take any and all other action, as the board of managers deems appropriate, to effectuate any such transaction.

                            (h) Acquire and enter into any contract of insurance
for the Company that the board of managers deems necessary and proper for the protection of the Company, either for the conservation of its Assets or for any purpose convenient or beneficial to the Company.

                            (i) With reasonable notice and at a mutually agreed
time during regular business hours, to examine the Company's financial records, including any NOC financial records in the possession of the Company, and discuss the Company's accounting practices with its independent public accountants.

                  5.4 DUTIES AND OBLIGATIONS OF THE BOARD OF MANAGERS.

                            (a) The board of managers shall take all reasonable
action that may be necessary or appropriate for the continuation of the Company's valid existence as a limited liability company under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Members or to enable the Company to conduct the business in which it is engaged.

                            (b) The board of managers shall use its best efforts
to at all times conduct the affairs of the Company and its Affiliates in such a manner that the Members shall limit their liability with respect to any Company liability or obligation to their respective Capital Contributions.

                  5.5 NO COMPENSATION FOR THE BOARD OF MANAGERS. No manager shall receive from the Company any cash or other compensation for the services he/she shall provide to the Company for his/her services as a manager under this Agreement.

                  5.6 REIMBURSEMENT OF EXPENSES. Notwithstanding SECTION 5.5 above, each manager shall be entitled to reimbursement from the Company for the reasonable expenses that he/she pays for or incurs directly on behalf of the Company in his/her role as a manager, including for attending meetings of the board of managers.

                  5.7 OFFICERS. The officers of the Company shall consist of Dries van der Vossen as President, Paul Gordon as Chief Technology Officer and Secretary and such other officers as may be designated by the board of managers. The officers shall be appointed by, and shall exercise such powers and perform such duties as are prescribed by, the board of managers. Each officer shall hold office for the term for which he or she is appointed and until his or her successor is elected and qualified. The Company may compensate each officer for such officer's services in such amounts as are determined by the board of managers in its sole and absolute discretion. The board of managers may remove any officer at any time, with or without cause.

                    VI. POWERS AND WARRANTIES OF THE MEMBERS;
                            ADMISSION OF NEW MEMBERS

                  6.1 POWERS OF THE MEMBERS. Except as expressly provided in this Agreement, the Members shall take no part in the management of the business or transact any business for the Company and shall have no power to sign for or bind the Company solely in their capacity as Members; provided, however, that the Members shall have the approval and consent rights provided under the Act and this Agreement.

                  6.2 MEETINGS OF MEMBERS. A meeting of the Members may be called by (i) the holder or holders of a Voting Percentage of at least twenty percent (20%), except as otherwise provided by the Act, (ii) a majority of the managers, or (iii) the President of the Company. Meetings shall be held at the principal place of business of the Company or at such other place as may be designated in the notice or waivers of notice of such meeting as determined by the Members. Notice of any meeting of the Members shall be given no fewer than ten (10) Business Days and no more than twenty (20) Business Days prior to the date of the meeting. The attendance of any Member at any meeting shall constitute a waiver of notice of such meeting, except where such Member attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Unless specifically prohibited by the Certificate or the Act, subject to SECTION 4.2, any action required to be taken at a meeting of the Members, or any other action which may be taken at a meeting of the Members, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by
(i) holders of Voting Percentages not less than the minimum percentage that would be necessary to authorize or take such action at a meeting at which the holders of all the Voting Interests were present and voting if five (5) days prior written notice of action to be taken was delivered to all Members or (ii) by all of the Members. Subject to SECTION 4.2, any such consent shall have the same effect as if such action had been taken at a duly called meeting of the Members and may be stated as such in any document filed with the Secretary of State of the State of Delaware or with anyone else. Any Member may participate in and act at any meeting through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other.

                  6.3 EXAMINATION OF COMPANY RECORDS. Each Member or its representative may, during regular business hours, examine and copy (at such Member's expense) the minutes of the meetings of Members or the board of managers and the list of Members (where such records are maintained) of the Company.

                  6.4 ADMISSION OF NEW MEMBERS. Except for those rights reserved in SECTIONS 4.1(d)(iii), 4.1(d)(xv), and 4.2 hereof, the Company, with the approval of the board of managers may, admit additional Persons to the Company as Members from time to time and create and sell and issue Interests to those Persons without approval of the existing Members. Any new Member, prior to its admission as a Member, shall be required to execute this Agreement or a counterpart to this Agreement, which evidences such new Member's agreement to be bound to the terms and conditions of this Agreement.

            VII. RIGHTS AND RESTRICTIONS ON TRANSFERS BY THE MEMBERS

                  7.1 RESTRICTIONS ON TRANSFERS GENERALLY. Each Member hereby agrees that such Member shall not, and shall not permit any of its Affiliates to, directly or indirectly, sell, transfer or otherwise dispose of all or any part of its Interest except: (i) pursuant to the terms and conditions of this
Article VII; (ii) pursuant to an exemption from registration under the Securities Act and any state securities or blue sky laws; and (iii) if the transferee agrees in writing to be bound by the terms hereof and be deemed to be a Member under this Agreement; provided, that if such transfer is to any Person or Affiliate of any Person that is in competition with ABT, the Company or any Affiliate of ABT or the Company, the written consent of ABT shall be required.

                  7.2 RIGHT OF FIRST OFFER.

                            (a) If a Member desires to sell, transfer or
otherwise dispose of any of its Interest (other than to an Affiliate thereof), the Member (the "SELLER") shall first deliver a written notice to each other Member of such proposed sale, transfer or other disposition (the "FIRST OFFER NOTICE"); provided, that this SECTION 7.2 shall not apply to the ABT Option (as defined in SECTION 7.6). The First Offer Notice shall contain (i) the proposed purchase price, (ii) the Interest or portion thereof proposed to be sold or transferred and (iii) the terms of payment and other material terms and conditions of the Seller's offer.

                            (b) Each Member shall have the right, exercisable
upon written notice to the Seller within fifteen (15) days after receipt of the First Offer Notice, to either: (i) purchase, on the terms and conditions as set forth in the First Offer Notice all, but not less than all, of the Interest that is the subject of the First Offer Notice on a pro rata basis based on the Ownership Percentage owned by each Member electing to participate in the right of first offer (the "FIRST PURCHASE RIGHT") or (ii) notify the Seller in writing of a price per share (the "MEMBER STATED PRICE") at which such Member would be willing to purchase the Interest specified in the First Offer Notice (the "ALTERNATIVE MEMBER OFFER"). Each Member electing to exercise the First Purchase Right shall notify the Seller in writing of such election (the "NOTICE OF FIRST OFFER ACCEPTANCE") and shall complete the First Purchase Right within sixty (60) days after delivery of the Notice of First Offer Acceptance.

                            (c) If no Member elects to exercise the First
Purchase Right pursuant to SECTION 7.2(b) above, the Seller may, not later than one hundred twenty (120) days following the expiration of the Members' First Purchase Rights, transfer the Interest that was the subject of the First Offer Notice on substantially the same terms and conditions as those described in the First Offer Notice (other than price) to either (i) the Member that delivered the Alternative Member Offer with the highest Member Stated Price (an "ALTERNATIVE MEMBER OFFER SALE") at the Member Stated Price included in such Alternative Member Offer or (ii) to a third party at a price per share that is at least ten percent (10%) greater than the highest Member Stated Price, if any (a "PERMITTED THIRD PARTY SALE"); provided, however, that any Member (including its Affiliates) that holds a majority Voting Percentage (a "MAJORITY MEMBER") must also comply with the terms of SECTION 7.3, to the extent applicable, before transferring its Interest pursuant to a Permitted Third Party Sale. Any proposed transfer on terms and conditions materially different or at a lower price than one hundred ten percent (110%) of the highest Member Stated Price, as well as any proposed transfer more than one hundred twenty (120) days following the expiration of the First Purchase Right, shall again be subject to the First Purchase Right of the other Members as set forth in this SECTION 7.2 and shall require compliance with the procedures as described in this SECTION 7.2.

                  7.3 TAG ALONG RIGHT.

                            (a) If a Permitted Third Party Sale would cause the
Majority Member (the "SELLING MEMBER") to own less than a Majority in Interest, then prior to transferring such Interest pursuant to such Permitted Third Party Sale, the Selling Member shall notify each other Member in writing (the "TAG ALONG NOTICE") of such proposed transfer identifying (i) the name and address of the proposed buyer and (ii) the proposed purchase price, the terms of payment and other material terms and conditions of the proposed buyer's offer. Within fifteen (15) days of receipt of a Tag Along Notice, each Member shall notify (the "TAG ALONG ELECTION NOTICE") the Selling Member if it elects to participate in such transfer (the "TAG ALONG RIGHT") and shall state the Interest that such Member desires to sell. Each Member electing to participate in the Tag Along Right (a "TAG ALONG MEMBER") may elect to sell up to such number of Interests as is equal to the total number of Interests held by such Tag Along Member multiplied by a fraction, the numerator of which shall be the number of Interests proposed to be sold by such Selling Member and the denominator of which shall be the aggregate number of Interests held by such Selling Member. Each Tag Along Member shall have the right and be obligated to (i) sell to the proposed buyer, at the same price and on the same terms as the Selling Member, the number of Interests stated in its Tag Along Election Notice and (ii) enter into a purchase agreement substantially similar in form and substance to the purchase agreement the Selling Member executes. The number of Interests that the Selling Member may sell will be reduced by the number of Interests sold by the Tag Along Members.

                            (b) In the event that the proposed buyer does not
purchase the portion of the Interests that the Tag Along Member elects to sell pursuant to the foregoing on the same terms and conditions as the Interests purchased from the Selling Member, then the Selling Member shall not be permitted to sell any Interests to the proposed buyer. If no Tag Along Election Notice is received within fifteen (15) days of the receipt of the Tag Along Notice, the Selling Member shall have the right for a period of one hundred twenty (120) days thereafter to transfer the Interests to the proposed buyer on terms and conditions no more favorable to the Selling Member than those stated in the Tag Along Notice.

                  7.4 DRAG ALONG RIGHT.

                            (a) If the Majority Member proposes to sell in a
bona fide arm's length Permitted Third Party Sale or an Alternative Member Offer Sale all Interests collectively owned by it and its Affiliates (the "TRANSFERRING MEMBER") to any Person or Persons who are not Affiliates of the Majority Member and in which the Majority Member does not have a five percent (5%) or greater equity interest (the "PROPOSED TRANSFEREE"), the Transferring Member shall have the right (the "DRAG ALONG RIGHT"), subject to applicable law and compliance with any other restrictions applicable to such transfer, to require all Members to sell all Interests then held by the other Members to the Proposed Transferee, on the same terms and conditions as are applicable to the Transferring Member.

                            (b) The Drag Along Right may be exercised only after
January 6, 2004, and if prior to the Expiration Date, only with the written consent of a majority of the Voting Interests not held by the Majority Member.

                            (c) To exercise a Drag Along Right, the Transferring
Member shall give each Member (each, a "DRAG ALONG MEMBER"), at least fifteen
(15) days prior to the proposed transfer to the Proposed Transferee, a written notice (the "DRAG ALONG NOTICE") containing (i) the name and address of the Proposed Transferee and (ii) the proposed purchase price, the terms of payment and other material terms and conditions of the Proposed Transferee's offer. Each Drag Along Member shall thereafter be obligated to (i) sell to the Proposed Transferee all Interests owned by such Drag Along Member and (ii) enter into a purchase agreement on the same economic terms and substantially similar in form and substance to the purchase agreement the Transferring Member executes; provided, however, that in no event shall the purchase agreement provide for an indemnity payable by a Drag Along Member greater than the proceeds received by that Drag Along Member from the Proposed Transferee. If the sale is not consummated within a period of one hundred twenty (120) days following the date of the Drag Along Notice, then each Drag Along Member shall no longer be obligated to sell such Member's Interests pursuant to such Drag Along Right but shall remain subject to the provisions of this SECTION 7.4 with respect to any subsequent proposed transfer described in this SECTION 7.4.

                  7.5 TRANSFERS TO AFFILIATES. Notwithstanding anything to the contrary contained in this ARTICLE VII, any Member ("TRANSFEROR") may transfer any or all of its Interest to an Affiliate (each a "PERMITTED TRANSFEREE"), provided, however, that in each case such transfer shall be subject to the Transferor and Permitted Transferee agreeing in writing, for the benefit of the Company and the other Members (who shall be third party beneficiaries of such agreement) that the Transferor will repurchase such Interests in the event such Permitted Transferee ceases to be an Affiliate; and provided, further, that the Permitted Transferee may only transfer its Interests to the Transferor from whom it received such Interests or any of such Transferor's Permitted Transferees or otherwise in accordance with the terms hereof.

                  7.6 ABT OPTION. Beginning on the date on which Pon and ABT agree in writing on a business plan for the Company and ending on the second
(2nd) anniversary of such date (the "OPTION EXPIRATION DATE") ABT (including its Affiliates) shall have an option (the "ABT OPTION") to purchase from Pon, at Fair Market Value, that portion of Pon's Interest such that, after the exercise of such option, ABT's (including its Affiliates) Voting Percentage and Ownership Percentage shall equal fifty one percent (51%), respectively. ABT shall exercise the ABT Option by delivering to Pon written notice of such election on or prior to the Option Expiration Date and, in such event, ABT and Pon shall mutually select an investment banking firm to appraise the Fair Market Value of the Interests to be transferred pursuant to the ABT Option no later than thirty (30) days after such notice was received by Pon. The investment banking firm shall have forty five (45) days to make such appraisal and shall deliver such appraisal in writing to ABT and Pon within such forty five (45) day period. No later than ten (10) days after the appraisal is delivered, ABT shall deliver to Pon, in cash or other agreed upon means, the Fair Market Value of the Interests to be transferred, and thereafter EXHIBIT A of this Agreement shall be amended, without any vote of the Members or board of managers, to accurately reflect the Voting Percentages and Ownership Percentages of Pon and ABT as a result of the exercise of the ABT Option. Notwithstanding any other provision contained in this Agreement, all or any portion of an Interest that may be transferred by Pon after the date hereof shall continue to be subject to the ABT Option.

                  7.7 TRANSFEREES SUBJECT TO AGREEMENT. Any transferor of any Interest shall, as a condition of the consummation of such transfer, sale or other disposition, require the transferee to agree in writing to be subject to and bound by the terms of this Agreement as a Member under this Agreement (it being understood that the transferee shall be subject to the obligations of the transferor but shall not be entitled to the rights of the transferor unless the transferor expressly assigns such rights and, with respect to which, if assigned, the transferor shall cease to be entitled, to the extent of such assignment). Any transfer made in violation of this SECTION 7.7 shall be null and void.

                  7.8 EXCHANGE RIGHTS.

                            (a) ABT shall have the right to exchange shares of
its common stock or pay cash, or any combination thereof, for all or any portion of the Interests held by any Member (the "EXCHANGE RIGHTS"); provided, however, that within one hundred twenty (120) days of the Exchange Rights Notice (as defined below), ABT shall file a registration statement with the United States Securities and Exchange Commission (the "SEC") to register under the Securities Act any ABT common stock that has been exchanged pursuant to this SECTION 7.8. ABT will use its commercially reasonable best efforts to have such registration statement declared effective by the SEC as soon thereafter as possible. The Exchange Rights may be exercised multiple times with respect to the Interests of one or more Members.

                            (b) To exercise any Exchange Rights, ABT shall give
the relevant Member (each an "EXCHANGE RIGHTS MEMBER") a written notice of ABT's exercise of the Exchange Rights (the "EXCHANGE RIGHTS NOTICE") stating (i) the Fair Market Value of the Interests of the Exchange Rights and (ii) the number of shares of ABT common stock and/or the amount of cash to be paid. The value of ABT common stock shall be based on the ten (10) day average price of ABT common stock as quoted on NASDAQ immediately prior to the date of delivery of the Exchange Rights Notice.

                  7.9 PARTICIPATION RIGHTS.

                            (a) Except with respect to (i) a registration
relating solely to employee benefit plans, (ii) a registration relating solely to a transaction pursuant to Rule 145 of the Securities Act, or (iii) an initial public offering, if at any time the Company determines to register under the Securities Act any of its Interests in an offering in the United States or any jurisdiction in Europe and if at such time any Member is not able to transfer or sell its Interests without registration by the Company due to restrictions placed on such transfer or sale by the securities laws of that jurisdiction (a "RESTRICTED MEMBER"), the Company will:

                                (i) give each Restricted Member 20 days prior
written notice of such registration (a "REGISTRATION NOTICE"); and

                                (ii) include in such registration (and any
related qualification under blue sky laws or other compliance requirement), and in any underwriting involved therein, all the Interests specified in a written request received by the Company within fifteen (15) days after the Company's delivery of the Registration Notice.

                            (b) If the registration of which the Company gives
notice is for an offering involving an underwriting, the Company shall so advise the Restricted Members as part of the Registration Notice. In such event, the right of any Restricted Member to participate in the registration will be conditioned upon the Restricted Member's participation in such underwriting and the inclusion of such Restricted Member's Interests in the underwriting to the extent provided herein. All Restricted Members proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected by the Company; provided, however, that in no event shall the underwriting agreement provide for an indemnity payable by a Restricted Member greater than the proceeds received by that Restricted Member from the offering.

                            (c) Notwithstanding any other provision of this
SECTION 7.9, if the managing underwriter determines that marketing factors require limitation of the number of Interests to be underwritten, the managing underwriter may exclude some or all Interests requested to be included in such registration by the Restricted Members. In the event the managing underwriter determines to exclude some or all Interests, the number of Interests held by Restricted Members that may be included in the registration and underwriting shall be allocated among all Restricted Members who have requested to be included in the registration in proportion, as nearly as practicable, to the respective Interests held by all such requesting Restricted Members at the time of the registration.

                  7.10 PREEMPTIVE RIGHTS.

                            (a) If at any time the Company determines to issue
additional Interests (or other equity interests) in the Company to any Member (the "PURCHASING MEMBER") it shall deliver a written notice to each other Member of such proposed issuance (the "PREEMPTIVE NOTICE"). The Preemptive Notice shall contain (i) the proposed issuance price, (ii) the total number of Interests proposed to be issued, (iii) the identity of the Purchasing Member, and (iv) any other material terms and conditions of the issuance.

                            (b) Each other Member shall have the right,
exercisable upon written notice to the Company within fifteen (15) days after receipt of the Preemptive Notice (the "PREEMPTIVE RIGHTS NOTICE PERIOD"), to purchase, on the terms and conditions as set forth in the Preemptive Notice the Interests (or other equity interests) proposed to be issued on a pro rata basis based on the Ownership Percentage owned by each other Member electing to participate in the preemptive right (the "PREEMPTIVE RIGHT"). Any and all Members electing to exercise the Preemptive Right within the Preemptive Rights Notice Period shall enter into a purchase agreement with the Company and the Purchasing Member within sixty (60) days following the date of the Preemptive Notice on substantially similar terms and conditions as described in the Preemptive Notice.

                            (c) If no other Member exercises the Preemptive
Right within the Preemptive Rights Notice Period, the Company may, not later than sixty (60) days following expiration of the Preemptive Rights, conclude the issuance of Interests (or other equity interests) to the Purchasing Member on the same economic terms and substantially the same terms and conditions as described in the Preemptive Notice. Any proposed issuance of Interests (or other equity interests) to a Purchasing Member on terms and conditions materially different from those described in the Preemptive Notice or any proposed issuance more than sixty (60) days following the expiration of the Preemptive Right, shall again be subject to the Preemptive Right of the other Members as set forth in this SECTION 7.10 and shall require compliance with the procedures as described in this SECTION 7.10.

                  7.11 EXPIRATION OF RIGHTS AND RESTRICTIONS. The provisions set forth in ARTICLE VII hereof, shall expire and be of no further force and effect on and after the Expiration Date to the extent permitted by law, except that the provisions of SECTIONS 7.4, 7.6, 7.8, and 7.9 shall survive the Expiration Date and SECTIONS 7.2 and 7.3 shall survive for any Member that owns a five percent (5%) or greater Ownership Percentage.

                  7.12 ABT OWNERSHIP. Without the prior written consent of ABT, the Company shall not issue any interest in the Company.

                  7.13 LIQUIDATION RIGHT FOLLOWING ACQUISITION. If either Pon or ABT (i) is merged or consolidated with an unaffiliated third party and is not the surviving entity of such merger or consolidation, or (ii) transfers all or substantially all its assets to an unaffiliated third party, or (iii) is otherwise acquired in connection with one transaction or series of related transactions, (each an "Acquisition") the acquired party (or its successor) shall, no later than ten (10) days after the effective date of the Acquisition, deliver to the non-acquired party written notice of the occurrence of such Acquisition (the "Acquisition Notice"). At any time within 120 days after its receipt of the Acquisition Notice, the non-acquired party may, by delivery of written notice to the acquired party (or its successor), elect to dissolve the Company in accordance with the terms of this Agreement, and in such event, both Pon and ABT (or their respective successors) shall take all actions reasonably necessary to dissolve the Company in accordance with the terms of this Agreement.


             VIII. CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS

                  8.1 MEMBER REPRESENTATION. As of the date on which any Member acquires an Interest, such Member represents, warrants and covenants as to itself to the Company as follows:

                            (a) No Other Agreement Concerning Interests. It is
not, after giving effect to the transactions occurring on or as of the date hereof, a party to any other agreement with respect to the holding, voting, acquisition or disposition of any Interests, except as contemplated by this Agreement;

                            (b) Experience; Risk. It has such knowledge and
experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Interests pursuant to this Agreement and of protecting its interests in connection herewith. It has the ability to bear the economic risk of the investment, including complete loss of the investment. It is experienced in evaluating and investing in new companies such as the Company;

                            (c) Investment. It is acquiring the Interests for
its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof, and it has no present intention of selling, granting any participation in, or otherwise distributing the same. It understands that the Interests have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of its representations as expressed herein;

                            (d) Restricted Securities. It understands and
acknowledges that the Interests are characterized as "restricted securities" under United States federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations the Interests may be resold without registration under the Securities Act or other applicable foreign securities laws only in certain limited circumstances. It acknowledges that the Interests must be held indefinitely unless subsequently registered under the Securities Act or other applicable foreign securities laws or an exemption from such registration is available;

                            (e) No Public Market. It understands and
acknowledges that no public market now exists for any of the securities issued by the Company and that there can be no assurance that a public market will ever exist therefor;

                            (f) Authorization. It has the full right, power and
authority to enter into and perform its obligations under this Agreement and, when executed and delivered by it, this Agreement will constitute its valid and binding obligation, enforceable in accordance with its terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules of law governing specific performance, injunctive relief and other equitable remedies;

                            (g) Government Consents. No consent, approval or
authorization of or designation, declaration or filing with any state, federal, or any foreign governmental authority on the part of the Member is required in connection with the valid execution and delivery of this Agreement by the Member, and the consummation by the Member of the transactions contemplated hereby;

                            (h) Legends. It is understood that each certificate
representing the Interests and any securities issued in respect thereof or exchange therefor shall bear the legends below in substantially the following form (in addition to any legend required under applicable securities laws).

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). NO SALE OR DISPOSITION OF THESE SECURITIES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH AN AGREEMENT AMONG THE COMPANY AND THE HOLDER OF THESE SECURITIES AND CERTAIN OTHER HOLDERS OF THE COMPANY'S SECURITIES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

                            (i) Accredited Investor Status. It presently
qualifies as an "accredited investor" within the meaning of Regulation D (17 C.F.R. 230.501) of the rules and regulations promulgated under the Securities Act;

                            (j) Brokers or Finders. It has not incurred, and
will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby;

                            (k) Market Standoff. It agrees that if so requested
by the Company or any representative of the underwriters in connection with registration of the initial public offering or any secondary offering of any securities of the Company under the Securities Act or under applicable foreign securities laws, it shall not sell or otherwise transfer any Interests or other securities of the Company during the 180 day period following the effective date of such registration statement or other applicable document so long as at least ninety percent (90%) of all non-ABT Members are similarly restricted. The Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180 day period; and

                            (l) Access to Information. It has had the
opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition and results of operations of the Company. It has had access to such financial and other information as is necessary in order for it to make a fully informed decision as to investment in the Company, and has had the opportunity to obtain any additional information necessary to verify any of such information to which it has had access.

                  8.2 COMPANY REPRESENTATION. As of the date on which a Member acquired an Interest directly from the Company, the Company represents, warrants and covenants to that Member as follows:

                            (a) No Other Agreement Concerning Interests. Except
for this Agreement and any agreement pursuant to which any existing Member has purchased Interests from the Company, the Company is not a party to any other agreement with respect to the holding, voting, acquisition or disposition of any Interests;

                            (b) Valid Issuance. The Interests when issued in
accordance with the provisions of this Agreement will be validly issued, fully paid and nonassessable Interests of the Company; provided, however, that such Interests may be subject to restrictions on transfer under United States' state and/or federal securities laws or other foreign securities laws as set forth herein;

                            (c) Governmental Consent, etc. No consent, approval
or authorization of or designation, declaration or filing with any state or federal governmental authority on the part of the Company is required in connection with the valid offer, sale or issuance of the Interests, except the qualification under the California Corporate Securities Law or other applicable state securities laws, of the offer and sale of the Interests, which filing and qualification, if required, will be effected in a timely manner

                            (d) Brokers and Finders. The Company has not
incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transactions contemplated hereby;

                            (e) Authorization. The Company has the full right,
power and authority to enter into and perform its obligations under this Agreement and, when executed and delivered by it, this Agreement will constitute its valid and binding obligation, enforceable in accordance with its terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules of law governing specific performance, injunctive relief and other equitable remedies;

                            (f) Financial Statements. The Company shall
maintain, for each quarter and each fiscal year, statements of income, stockholder's equity, cash flow and balance sheets of the Company on a consolidated basis setting forth, in each case, in comparative form, corresponding consolidated figures from the preceding fiscal year or corresponding quarter of the preceding fiscal year, as applicable, all in accordance with generally accepted accounting principles in the United States ("GAAP"); and

                            (g) No Conflicts. Neither the execution and delivery
by the Company of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in a breach in any material respect of any agreement or instrument to which the Company is a party.

                            (h) Reserved.

                            (i) Compliance with Law and Regulation. The Company
is and will continue to be in compliance with all applicable laws, statutes, ordinances, regulations, rules, and other requirements imposed by any United States federal, state, or local governmental authority ("GOVERNMENTAL Authority") which could have a material adverse affect on the Company. The Company has not received any written notice to the effect, or has otherwise been advised, that it is not in compliance with any of such laws, statutes, ordinances, regulations, rules or other requirements imposed by an Governmental Authority.

                  8.3 NON-SOLICITATION; NON-HIRE. Each Member other than ABT, for so long as such Member holds the largest equity interest in any NOC and for one year thereafter, agrees not to directly or indirectly, on its own behalf or on behalf of or in conjunction with any Person, recruit, solicit, or induce or attempt to recruit, solicit, hire or induce any employee of the Company, ABT, any NOC or any subsidiary of the Company, ABT or any NOC (or any Person who was an employee of the Company, ABT, any NOC or any subsidiary of the Company, ABT or any NOC within twelve (12) months of the date of solicitation) to become employed by or to be engaged in a business which is competitive or may be competitive with the Company, ABT, any NOC or any subsidiary of the Company, ABT or any NOC.

                  8.4 DISCLOSURE OF MEMBER IDENTITY. The Company and the Members will not disclose the terms and conditions of each Member's investment in the Company without the prior written consent of the affected Member; provided, however, that the Company and any Member may disclose (i) the name of each Member to the public, (ii) the terms and conditions of any Member's investment in the Company to its Affiliates or any other potential Member, and (iii) any information to the extent required by law.

                  8.5 ANNUAL BUDGET. By December 31 of each year, the Chief Executive Officer of the Company shall propose and the board of managers shall approve an annual budget detailing the expenses of the Company on a consolidated basis for the following year.

                  8.6 RESERVED.

                  8.7 INSURANCE. The Company shall maintain insurance covering actions and omissions by the officers, managers and directors of the Company and its subsidiaries pursuant to customary terms approved by the board of managers, to the extent such insurance is available to the Company.

                  8.8 RESERVED.

                  8.9 ANNUAL BUDGET. No later than thirty (30) days after the beginning of each fiscal year (as set forth in SECTION 11.1 hereof), the board of managers shall approve, subject to SECTIONS 4.1(d) and 4.2 hereof, a comprehensive business plan, including financial and operating plans, for the Company and its subsidiaries for such fiscal year. Such business plan shall include, at a minimum, (a) the business goals for the Company and its subsidiaries, (b) capital and operating budgets for the succeeding three (3) years, (c) cash flow and other financial projections for the succeeding three (3) years, (d) material contracts and other transactions to be entered into by the Company and its subsidiaries, and (e) plans, if any, for material changes in the Business, management, direction, or operation of the Company or its subsidiaries. Any material amendment, supplement, or modification of such business plan shall not be effective unless and until it is approved by the board of managers, subject to SECTIONS 4.1(d) and 4.2 hereof.

                  8.10 RELATED PARTY TRANSACTIONS. The Company shall not enter into, or permit any of its subsidiaries to enter into, any transaction with a Related Party of the Company or such subsidiary, unless (a) the disinterested managers of the Company's board of managers shall have determined that the terms of such transaction are fair and reasonable and no less favorable to the Company or such subsidiary than those that could be obtained in an arms' length transaction with a Person that is not a Related Party of the Company or such subsidiary and (b) such transaction is otherwise approved by such disinterested managers in accordance with the terms and conditions of this Agreement; provided, that any transaction with respect to the License Agreement shall not be subject to SECTION 8.10(a) hereof.

                  8.11 DELIVERY OF FINANCIAL STATEMENTS. The Company shall cause to be prepared and distributed to each Member (a) audited consolidated financial statements no later than sixty (60) days after the end of each calendar year,
(b) unaudited consolidated financial statements no later than thirty (30) days after the end of each calendar quarter, and (c) an unaudited consolidated balance sheet and statement of income or loss, as applicable, no later than ten
(10) days after the end of each calendar month, each prepared in accordance with GAAP applied on a consistent basis.


                                IX. DISTRIBUTIONS

                  9.1 DISTRIBUTIONS. Except as provided in SECTION 14.3 hereof in connection with the dissolution and liquidation of the Company, the Company shall make distributions to the Members, in accordance with, and in proportion to, their respective Ownership Percentages, out of the available net cash flow (after the establishment of reserves under SECTION 9.2 hereof) within three (3) months after the end of each calendar year, subject to the prior approval by the Members pursuant to SECTION 4.2 hereof. Notwithstanding anything in this Agreement to the contrary, neither the Company nor any person on behalf of the Company shall make any distributions except to the extent permitted under the Act or other applicable law.

                  9.2 ESTABLISHMENT OF RESERVES. Notwithstanding anything to the contrary in SECTION 9.1 hereof, the board of managers may retain an amount of cash it deems reasonably necessary to satisfy the obligations of the Company on an annual net operating basis including, without limitation, debt payments, legal fees and expenses, audit costs and unforeseen contingencies. Other Company funds that the board of managers determines are not needed for Company reserves or operations shall be distributed to the Members from time to time in the board of managers' sole and absolute discretion in accordance with SECTION 9.1 hereof.

                  9.3 LIQUIDATING DISTRIBUTIONS. Notwithstanding SECTIONS 9.1 and 9.2 hereof, cash or other property of the Company available for distribution upon the dissolution and liquidation of the Company (including cash received upon the sale or other disposition of the Assets in anticipation of liquidation), shall be distributed as provided in accordance with the provisions of SECTION 14.3 hereof.


                 X. MAINTENANCE OF CAPITAL ACCOUNTS; ALLOCATIONS

                  10.1 ALLOCATIONS OF PROFIT OR LOSS.

                            (a) Profit. The Company shall establish for each
Member on the books of the Company a Capital Account. For each Fiscal Year or portion thereof, Profit shall be allocated among the Members (after giving effect to the allocations contained in SECTIONS 10.2 and 10.3) first in the proportion and to the extent that Losses have been allocated to the Members pursuant to SECTION 10.1(b); and thereafter to the Members in accordance with their respective Ownership Percentages.

                            (b) Losses. The Company shall allocate Losses to the
Members in accordance with their respective Ownership Percentages.

                            (c) Notwithstanding the foregoing, except in
connection with a sale or disposition of the ABT Contribution, any Profit or Loss attributable to any appreciation or depreciation in the ABT Contribution shall be allocated to ABT; provided, however, that for purposes of this SECTION 10.1(c), a disposition or sale of the ABT Contribution shall not include an assignment of any such Assets to ABT.

                  10.2 TAX ALLOCATIONS; CERTAIN BOOK/TAX DIFFERENCES.

                            (a) All items of income, gain, loss, deduction and
credit shall be allocated in the manner that the corresponding item of Profit or Loss was allocated pursuant to SECTION 10.1.

                            (b) In accordance with Section 704(c) of the Code
and the applicable Treasury Regulations thereunder, income, gain, loss, deduction and tax depreciation with respect to any Asset contributed to the capital of the Company or otherwise revalued on the books of the Company shall, solely for income tax purposes, be allocated among the Members so as to take into account any variation between the adjusted tax basis of such property to the Company and the fair market value of such property as determined at the time of the contribution or revaluation. In addition, the board of managers, with the prior approval of ABT, may make "curative" or "remedial" allocations (within the meaning of the Treasury Regulations under Section 704(c) of the Code) in any manner that reasonably reflects the purpose and intention of this Agreement, including (i) "curative" allocations which offset the effect of the "ceiling rule" for a prior taxable year (within the meaning of Treasury Regulation
Section 1.704-3(c)(3)(ii)) and (ii) "curative" allocations from the disposition of contributed property (within the meaning of Treasury Regulation Section 1.704-3(c)(3)(iii)(B)). The foregoing allocations made pursuant to this SECTION 10.2(b) shall be as determined by the board of managers (with the prior approval of ABT) in accordance with any permissible method under
Section 704(c) of the Code and any applicable Treasury Regulations thereunder.

                  10.3 SPECIAL ALLOCATIONS. The following special allocations shall be made in the following order of priority:

                            (a) Minimum Gain Chargeback. Except as otherwise
provided in Treasury Regulations Section 1.704-2(f), notwithstanding any other provision of this ARTICLE X, if there is a net decrease in Company Minimum Gain during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such period in proportion to and to the extent of an amount equal to the portion of such Member's share of the net decrease in Company Minimum Gain, determined in accordance with Treasury Regulations Sections 1.704-2(f) and 2(g). The items so allocated shall be determined in accordance with Treasury Regulation Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 10.3(a) is intended to comply with the minimum gain chargeback requirement in Treasury Regulation Section 1.704(f) and shall be interpreted consistently therewith.

                            (b) Qualified Income Offset. If any Member
unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulation Section 1.704-l(b)(2)(ii)(d)(4), (5) or (6), items of Company income and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by Treasury Regulation Section 1.704-1(b)(2)(ii)(d), the Adjusted Capital Account Deficit of such Member as quickly as possible, provided that an allocation pursuant to this
Section 10.3(b) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this ARTICLE X have been tentatively made as if this SECTION 10.3(b) were not in this Agreement. This SECTION 10.3(b) is intended to comply with the "qualified income offset" provision of such Treasury Regulation Section and shall be interpreted consistent therewith.

                            (c) Special Income Allocation. In the event any
Member has a deficit Capital Account balance at the end of any Fiscal Year or portion thereof that is in excess of the amount such Member is obligated to restore pursuant to Treasury Regulations Sections 1.704-2(g) and 1.704-2(i)(5), each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this SECTION 10.3(c) shall be made only if and to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Agreement have been tentatively made as if this
SECTION 10.3(c) were not in this Agreement.

                            (d) Nonrecourse Deductions. Nonrecourse Deductions
for any Fiscal Year or portion thereof in respect of an Asset shall be allocated (as nearly as possible) under Treasury Regulation Section 1.704-2 among the Members in accordance with their relative Ownership Percentages in the case of Nonrecourse Deductions in respect of an Asset.

                            (e) Member Nonrecourse Deductions. Any Member
Nonrecourse Deductions for any Fiscal Year or other period shall be allocated to the Member that potentially bears an economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with the principles set forth in Treasury Regulation
Section 1.704-2(i).

                            (f) Member Minimum Gain Chargeback. Except as
otherwise provided in Treasury Regulation Section 1.704-2(i), if there is a net decrease in Member Nonrecourse Debt Minimum Gain attributable to a Member Nonrecourse Debt during any Fiscal Year or portion thereof, each Member who has a share of the Member Nonrecourse Debt Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulation Section 1.704-2(i)(5), shall be specially allocated items of Company income and gain for such Fiscal Year (and if necessary, subsequent Fiscal Years) in an amount equal to such Member's share of the net decrease in Member Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This SECTION 10.3(f) is intended to comply with the minimum gain chargeback requirement in Treasury Regulation Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

                  10.4 ALLOCATIONS UPON TRANSFER OF INTERESTS IN THE COMPANY. In the event of a transfer of an Interest in the Company permitted under this Agreement, all items of income, gain, loss, deduction and credit for the Fiscal Year in which the transfer occurs shall be allocated for Federal income tax purposes between the transferor and the transferee on the basis of the ownership of the Interests at the time the particular item is taken into account by the Company for Federal income tax purposes, except to the extent otherwise required by law. Distributions made on or after the effective date of transfer shall be made to the transferee, regardless of when such distributions accrued on the books of the Company. The effective date of the transfer shall be (a) in the case of a voluntary transfer, the actual date the transfer is recorded on the books of the Company, or (b) in the case of an involuntary transfer, the date of the operative event.


                      XI. ACCOUNTING PROCEDURE; TAX MATTERS

                  11.1 FISCAL YEAR. The fiscal year of the Company shall begin on January 1 and shall end on December 31 of each year.

                  11.2 BOOKS OF ACCOUNT. At all times during the existence and continuance of the Company, the board of managers shall cause to be kept accurate, complete, and proper books, records, and accounts pertaining to the Company's affairs, including: (a) a list of all Members and their Capital Contributions, Ownership Percentages, Voting Percentages and Capital Accounts,
(b) a copy of the Certificate and all amendments thereto and all powers of attorney pursuant to which any Certificate has been executed, (c) a copy of this Agreement and all amendments thereto, (d) copies of the Company's federal, state and local tax returns and financial statements, and (e) the Company's books and records. Such books and records shall be kept on the accrual basis of accounting in conformity with GAAP. The method of accounting followed by the Company for Federal income tax purposes shall be the accrual method. All books, records, and accounts of the Company shall be kept at its principal office or at such other office as the board of managers may designate for such purpose.

                  11.3 PREPARATION AND FILING OF INCOME TAX RETURNS AND OTHER WRITINGS. ABT shall cause the preparation and timely filing of all Company tax returns, shall on behalf of the Company make such tax elections (including, without limitation, any election under Section 754 of the Code, which Section 754 election may be made in the Tax Matters Partners' discretion, upon the written request of any Member), determinations, and allocations which it, in its sole and absolute discretion, deems to be appropriate, and shall timely make all other tax related filings required by any governmental authority having jurisdiction to require such filing, the cost of which shall be borne by the Company. ABT will furnish copies of such returns to each Member upon request. ABT shall also cause to be delivered to the Members, within ninety (90) days after the expiration of each tax year of the Company, a Form K-1 prepared by the Company or the Company's accountant. This form shall show the allocation of Profit or Loss of the Company for Federal income tax purposes, including all separately stated items, to each Member. No election shall be made by the Company or any Member to be excluded from the application of the provisions of subchapter K of the Code or from any similar provision of state and local tax laws.

                  11.4 CONTROVERSIES WITH THE INTERNAL REVENUE SERVICE. In the event of any controversy with the Internal Revenue Service or any other taxing authority involving the Company or any individual Member or Members, the outcome of which may adversely affect the Company, directly or indirectly, or the amount of the allocation of income, gain, loss, deduction, or credit of the Company to such Member, the Company may, at its option, incur expenses it deems necessary or advisable in the interest of the Company in connection with any such controversy, including, without limitation, reasonable attorneys' and accountants' fees. ABT is hereby designated by the Members as the "TAX MATTERS PARTNER" of the Company as defined in Section 6231(a)(7) of the Code and in such capacity shall represent the Company in any disputes, controversies or proceedings with the Internal Revenue Service. The Company will promptly send to each Member a copy of all correspondence sent to or received from the Internal Revenue Service by the Company.


                XII. LIMITATIONS ON LIABILITIES; INDEMNIFICATION;
                         RIGHT TO CONDUCT OTHER BUSINESS

                  12.1 LIABILITY OF MEMBERS. The operating or other losses of the Company shall be solely the liability of the Company, and no Member shall be obligated personally for any such operating or other loss solely by reason of being a Member. In no event shall the liability of a Member exceed, in the aggregate, the amount of its Capital Contributions and no creditors shall have the right to attach or garnish or compel the contribution by any Member of any additional sums of capital.

                  12.2 INDEMNIFICATION. The Company shall, to the fullest extent permitted by applicable law, indemnify and hold harmless, the board of managers (and former managers), any Authorized Person and any agent, officer, representative and/or employee thereof or Person who is deemed to control either the board of managers or an Authorized Person (hereinafter collectively referred to as the "INDEMNITEES") from and against any losses, claims, damages, liabilities or actions, joint or several, to which such Indemnitees may be subject by virtue of any act performed by such Indemnitee, or omitted to be performed by any such Indemnitee, in connection with the business of the Company or its formation, including, without limitation, the service by any such Indemnitee as a director, manager, officer or other like position with respect to any subsidiary of the Company, any NOC or any other entity at the request of the Company, and shall reimburse each such Indemnitee for any legal or other expenses reasonably incurred by such Person in connection with investigating, defending or preparing to defend any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any Indemnitee to the extent that in the final non-appealable judgment of a court of competent jurisdiction such loss, claim, damage, liability or action is found to arise from such Indemnitee's gross negligence or willful misconduct. Expenses incurred by an Indemnitee in defending a civil or criminal action, suit or proceeding arising out of or in connection with this Agreement or the Company's business or affairs shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by the Indemnitee to repay such amount plus reasonable interest in the event that it shall ultimately be determined that the Indemnitee was not entitled to be indemnified by the Company in connection with such action. The foregoing rights of indemnification shall not be exclusive of any other rights to which such Indemnitee may be entitled. No amendment of this Agreement shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. The Company may carry insurance protecting it and potential Indemnitees from liabilities to third parties, to the extent practicable.

                  12.3 RIGHT TO CONDUCT OTHER BUSINESS. Except as provided in SECTIONS 7.1, 7.2, 7.3, and 8.3 hereof, nothing contained in this Agreement shall be deemed to restrict in any way the freedom of each Member, the board of managers, and any manager thereof, and their Affiliates, including any director, officer, or employee of such person, to conduct any other business or any other activity whatsoever, including without limitation, the acquisition, holding and disposing of real estate, securities or assets of any entity without having or incurring any obligation to offer any interest therein to the Company or any other Member.


                             XIII. POWER OF ATTORNEY

                  13.1 AUTHORITY TO EXECUTE DOCUMENTS. During the life of the Company and (to the extent a manager remains) during any additional period authorized in accordance with this Agreement to dissolve, liquidate and wind up the affairs of the Company, each of the undersigned Members hereby irrevocably designates and appoints Robert Grimes and Ariel Amir, and each of them, and any successors of such managers, and any duly appointed agent of such managers, with full power of substitution, to be the Member's true and lawful attorney-in-fact with the power from time to time in the name, place and stead of the Member to do any ministerial act necessary to qualify the Company to do business under the laws of any jurisdiction in which it is necessary to file any instrument in writing in connection with such qualification, and to make, execute, swear to and acknowledge, amend, file, record, deliver and publish in conformance with the provisions of this Agreement (i) the Certificate for the Company, (ii) a counterpart of this Agreement or of any amendment hereto for the purpose of filing or recording such counterpart in any jurisdiction in which the Company may own property or transact business, (iii) all certificates and other instruments necessary to qualify or continue the Company as a limited liability company in Delaware or in any jurisdiction where the Company may own property or be doing business, (iv) any fictitious or assumed name certificate required or permitted to be filed by or on behalf of the Company, (v) any other instrument that is now or may hereafter be required by law to be filed for or on behalf of the Company, (vi) any other instruments or documents that the board of managers deems necessary to conduct the operation of the Company; provided, that, such instrument or document is not inconsistent with the terms of this Agreement in effect at that time and does not result in a material liability to such Member,
(vii) any amendment to this Agreement adopted pursuant to SECTION 14.1 hereof and (viii) a certificate or other instrument evidencing the dissolution or termination of the Company when such shall be appropriate in Delaware and each other jurisdiction in which the Company shall own property or do business.

                  13.2 SURVIVAL OF POWER. The existence of this power of attorney shall not preclude execution of any such instrument by a Member individually on any such matter. This limited power of attorney shall not be revoked and shall survive the assignment or transfer by a Member of all or part of its Interest in the Company and, being coupled with an interest, shall survive the death, incapacity or dissolution of the Member to the extent that it may legally contract for such survival. Any person dealing with the Company may conclusively presume and rely upon the fact that any such instrument executed by such agent and attorney-in-fact is authorized, regular and binding without further inquiry.


                         XIV. AMENDMENT AND DISSOLUTION

                  14.1 AMENDMENT. No provision of this Agreement may be amended without the prior written consent of the holders of at least seventy six percent (76%) of all Voting Interests; provided, however, that no amendment of this Agreement shall, without the consent of the affected Member, (i) increase the liability of a Member beyond the liability of such Member expressly set forth in this Agreement or otherwise modify or affect the limited liability of such Member, or (ii) change the method or calculation of distributions or allocations made under the provisions of ARTICLES IX AND X hereof to any Member (except as otherwise provided in this Agreement); and, provided further, that no amendment to SECTIONS 4.1(a) or (d), SECTION 4.2 or SECTION 14.1 of this Agreement shall be effective without the prior written consent of ABT.

                  14.2 DISSOLUTION.

                            (a) Subject to SECTION 4.2, the Company shall be
dissolved and its business wound up and terminated on the earlier of:

                                (i) The date on which at least eighty percent
(80%) of the Interests of the Company as of January 1 of any year are transferred (other than to Affiliates of Members), or all of the Assets (excluding the ABT Contribution) have been disposed of and, to the extent legally available, the net proceeds therefrom distributed to the Members; provided, however, such a transfer of Interests or disposition of Assets will not be deemed a dissolution of the Company or an event triggering dissolution or winding up of the Company if such event is pursuant to a merger, sale, reorganization, reformation or similar restructuring in which after such event the Members prior to such transaction collectively own at least 50% of the equity of the entity that owns or controls substantially all of the Assets after such transaction;

                                (ii) The date on which the Company is dissolved
by operation of law or judicial decree;

                                (iii) The date on which all of the Members agree
to terminate the Company;

                                (iv) The occurrence of any other event causing
the dissolution of a limited liability company under the Act; or

                                (v) Two (2) years after the date hereof, unless
prior to that date, the Members agree to continue the existence of the Company.

                            (b) Upon dissolution of the Company, the board of
managers shall give written notice of such dissolution to the Members which shall state that the Assets are to be liquidated in an orderly fashion with appropriate reserves maintained for then existing and potential obligations and contingent liabilities of the Company. Upon dissolution for any reason whatsoever, the Company shall thereafter engage in no further business other than that necessary to wind up the business and to distribute the Assets.

                  14.3 DISTRIBUTIONS UPON DISSOLUTION.

                            (a) Upon dissolution of the Company, (i) the ABT
Contribution shall be assigned back to ABT and (ii) the board of managers shall act as liquidating trustee regarding the disposition of the Assets (excluding the ABT Contribution, the "REMAINING ASSETS") for cash, to pay and discharge all liabilities and obligations of the Company and to distribute all cash remaining and any Remaining Assets which cannot be disposed of to the Members as described below. The liquidating trustee shall be under no liability with respect to the Remaining Assets held by the Company upon dissolution except to hold and maintain the same in the Company until disposed of in accordance with the terms of this Agreement and the Act. Unless agreed to by all Members, and to the extent commercially reasonable, every reasonable effort shall be made to dispose of the Remaining Assets so that the liquidating distributions to the Members shall be made in cash. If any non-cash Remaining Assets must be distributed in kind, the liquidating trustee shall ascertain the fair market value of such Remaining Assets by appraisal or other reasonable means of such Remaining Assets remaining unsold and each Member's Capital Account shall be charged or credited, as the case may be, as if such Remaining Assets had been sold at such fair market value and the net gain or net loss realized thereby had been allocated to and among the Members in accordance with SECTION 10.2 hereof. All of the Remaining Assets, including, without limitation, all cash and property, if any, then on hand in the Company, shall be applied and distributed, with reference to the fair market value thereof, by the liquidating trustee. A reasonable time shall be allowed for the orderly liquidation of the Remaining Assets and the discharge of liabilities to creditors so as to minimize any losses attendant upon a liquidation. The proceeds from the liquidation, after the distribution of the ABT Contribution to ABT pursuant to the first sentence hereof, to the extent sufficient therefor, shall be applied and distributed in the following order:

                                (i) To the creditors of the Company, whether by
payment or the making of an agreement for payment;

                                (ii) To setting up the reserves that the
liquidating trustee may deem necessary or reasonable for contingent or unforeseen liabilities or obligations of the Company or of the liquidating trustee arising out of or in connection with the Company or its liquidation; and

                                (iii) To the Members in proportion to the
Members' Ownership Percentages, after giving effect to all contributions, distributions and allocations for all periods; provided that if one Member's Capital Account is reduced to zero, then distributions will be made to the remaining Member until both Members' Capital Accounts are reduced to zero, and then distributions will again be made to the Members in accordance with Ownership Percentages.

                            (b) All reasonable attempts shall be made to cause
any distributions to Members under this ARTICLE XIV upon liquidation to be made by the end of the taxable year in which the liquidation of the Company occurs.

                            (c) The liquidating trustee shall comply with the
terms of this Agreement and any requirements of the Act or other applicable law pertaining to the winding up of a limited liability company, at which time the Company shall stand liquidated.

                            (d) The liquidating trustee shall be under no
liability with respect to the Assets held by the Company upon dissolution except to hold and maintain the same in the Company until disposed of in accordance with the terms of this Agreement and the Act. The Members shall look solely to the Assets for the return of their respective Capital Contributions and, if the Assets remaining after the payment or discharge of the debts and liabilities of the Company are insufficient to return their Capital Contributions, they shall have no recourse against the liquidating trustee or any Member for that purpose.

                  14.4 NO OBLIGATION TO RESTORE DEFICIT CAPITAL ACCOUNTS. No Member with a deficit balance in its Capital Account shall have any obligation to the Company or any other Member to restore said deficit balance. In addition, except as expressly provided by agreement or relevant documentation, no venturer or partner in any Member shall have any liability to the Company or any other Member for any deficit balance in such venturer's or partner's capital account in the Member in which it is a partner or venturer. Furthermore, a deficit Capital Account balance of a Member (or a capital account of a partner or venturer in a Member) shall not be deemed to be a liability of such Member (or of such venturer or partner in such Member) or an Asset of the Company or any Member.


                                XV. MISCELLANEOUS

                  15.1 INJUNCTIVE RELIEF. The parties acknowledge that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with certain of the obligations imposed on them by this Agreement, including without limitation those obligations set forth in ARTICLES IV, VII AND VIII and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, in addition and not in lieu of any other remedy available to an aggrieved Person, be entitled to injunctive relief and/or specific performance to enforce such obligations, and if any action is brought in equity to enforce any of such provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                  15.2 FURTHER ASSURANCES. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement.

                  15.3 GOVERNING LAW; DISPUTE RESOLUTION. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware without regard to principles of conflict of laws.

                            (a) If a dispute arises under this Agreement, it
should be referred to the president or chief executive officer of each Member for resolution, and such persons shall use their best efforts to resolve the matter for no less than thirty (30) days. Any matter such persons are unable to resolve within such period must be submitted to the dispute resolution procedure set forth in SECTION 15.3(b).

                            (b) Any dispute or claim arising out of or in
connection with this Agreement not resolved by SECTION 15.3(a) above, must be finally settled by binding arbitration under the Rules of Conciliation and Arbitration of the American Arbitration Association (the "RULES") by one (1) arbitrator appointed in accordance with such Rules within a period of ninety
(90) days from the date such dispute is submitted to arbitration. Judgment on the award rendered may be entered in any court having jurisdiction thereof. The place of arbitration shall be New York, New York. Any monetary award must be calculated and denominated in United States dollars and the arbitration must be conducted in the English language. Notwithstanding the other provisions of this
SECTION 15.3, any party may apply to any court of competent jurisdiction for injunctive or equitable relief.

                  15.4 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings of the parties with respect thereto, including the Operating Agreement of the Company dated September 30, 1997 and the Amended and Restated Operating Agreement, dated as of January 6, 2000, as amended through but not including the date hereof.

                  15.5 BINDING EFFECT. This Agreement shall be binding on and inure to the benefit of the parties hereto and, subject to the terms and provisions hereof, their respective, heirs, administrators, executors, legal representatives, successors and permitted assigns.

                  15.6 INVALIDITY OF PROVISION. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

                  15.7 NOTICES. All notices and other communications given or made hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been given when received by the party to whom such notice is to be given (i) by an overnight delivery service or by mail at its address set forth on the signature pages hereto, or such other address for the party as shall be specified by notice given pursuant hereto, (ii) by electronic facsimile
(fax) to such party at the facsimile number set forth on the signature pages hereto, or such other facsimile number for the party as shall be specified by notice given pursuant hereto, or (iii) by e-mail at the e-mail address set forth on the signature pages hereto, or such other e-mail address for the party as shall be specified by notice given pursuant hereto.

                  15.8 HEADINGS. The descriptive headings of the several sections of this Agreement are inserted for convenience only and do not constitute part of this Agreement.

                  15.9 GENDER AND NUMBER. Whenever required by the context, as used in this Agreement, the singular number shall include the plural, the neuter shall include the masculine or the feminine gender and the masculine gender shall include the neuter or the feminine gender.

                  15.10 COUNTERPARTS AND EXECUTION. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original agreement and all of which shall constitute one agreement among each of the parties hereto, notwithstanding that all of the parties are not signatories to the original or the same counterpart, to be effective as of the day and year first set forth above.

                  15.11 CONSENTS AND WAIVERS. A Member's waiver, consent, failure to object, failure to seek redress, course of conduct or failure to insist upon the strict performance of any covenant or condition of this Agreement shall not be considered or construed as a waiver or consent for subsequent matters or other obligations or rights of the Member. No waiver of any term or provision of this Agreement shall be effective unless in writing signed by the party to be charged.

                  15.12 RIGHTS AND REMEDIES CUMULATIVE. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Such rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.

                  15.13 WAIVER OF RIGHT TO PARTITION. Each of the parties hereto irrevocably waives during the term of the Company any right that it may have to maintain any action for partition with respect to an Asset.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.



                                        AUTOBYTEL.EUROPE LLC



                                        By:  /s/ Ariel Amir
                                            ------------------------------------
                                             Name: Ariel Amir
                                             Title: Manager

                                        Notice Information:

                                        Autobytel.Europe LLC

                                        Attention: Ariel Amir, Esq.
                                        Facsimile: 949-862-1323
                                        Email: ariela@autobytel.com

                                        Copy to:

                                        Autobytel Inc.

                                        18872 MacArthur Boulevard
                                        Irvine, California  92612
                                        U.S.A.
                                        Attention: Ariel Amir, Esq.,
                                        General Counsel
                                        Facsimile: 949-862-1323
                                        E-mail: ariela@autobytel.com

MEMBERS:

AUTOBYTEL INC.



By:  /s/ Ariel Amir
    ---------------------------------
     Name: Ariel Amir
     Title: Executive Vice President


Notice Information:

Autobytel Inc.
18872 MacArthur Boulevard
Irvine, California  92612
U.S.A.
Attention: Ariel Amir, Esq.
Facsimile: 949-862-1323
E-mail: ariela@autobytel.com


PON HOLDINGS B.V.



By:  /s/ Henk Rottinghuis
    --------------------------------
     Name:  Henk Rottinghuis
     Title: CEO

Notice Information:
Pon AutomobieHandel B.V.
Zujderinslag 2
3833 BP Leusden
Netherlands
Attention: Henk Rottinghuis
Facsimile: 011 33 133 494 8714
E-mail:

                                   SCHEDULE A
                            CAPITAL CONTRIBUTIONS AND
                              OWNERSHIP PERCENTAGES


==========================================================================================================
                                       CAPITAL                  OWNERSHIP                VOTING
         MEMBERS                     CONTRIBUTION               PERCENTAGE             PERCENTAGE
----------------------------------------------------------------------------------------------------------
Autobytel Inc.             ABT Contribution(1) plus $5             49.0%                  49.0%
                           million
----------------------------------------------------------------------------------------------------------
Pon Holdings, B.V.         $8.7 million                            51.0%                  51.0%
----------------------------------------------------------------------------------------------------------
Total                      $13.7 million and ABT                   100%                   100%
                           Contribution
==========================================================================================================


----------
(1) ABT has contributed to the Company the following assets (collectively, the "ABT Contribution"): (a) an exclusive, royalty-free, perpetual license to use or sublicense to NOC's the use of the "autobytel" brand name and ABT's proprietary software pursuant to the terms of the Intercompany Software License Agreement dated January 6, 2000 by and between ABT and the Company, as amended from time to time (the "LICENSE AGREEMENT"); (b) assignment of the License and Services Agreement, dated as of August 7, 1998 by and between ABT and Auto-By-Tel AB; and
(c) assignment of the License and Services Agreement, dated as of November 28, 1998 by and between ABT and Auto by Tel UK Limited.